UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 9, 2018
(March 7, 2018)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.
001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 7, 2018, PNM Resources, Inc. (“PNMR”), priced a registered underwritten public offering of $300 million aggregate principal amount of its 3.250% Senior Notes due 2021 (the “Notes”). The offering closed on March 9, 2018. The Notes bear interest at a rate of 3.250% per annum, payable semi-annually in arrears on March 9 and September 9 of each year, beginning on September 9, 2018, and will mature on March 9, 2021. Proceeds from the offering will be used to repay PNMR’s $150.0 million three-year unsecured term loan and borrowings under PNMR’s $300.0 million unsecured revolving credit facility. Any remaining net proceeds will be used for general corporate purposes.
The sale of the Notes was made pursuant to PNMR’s Registration Statement on Form S-3 (Registration No. 333-223336) (the “Registration Statement”), including a prospectus supplement dated March 7, 2018 (the “Prospectus Supplement”) to the prospectus contained therein dated March 1, 2018, filed by PNM with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”).
In connection with the offering of the Notes, PNM entered into an Underwriting Agreement (the “Underwriting Agreement”), dated as of March 7, 2018, with Wells Fargo Securities, LLC and MUFG Securities Americas Inc., as representatives of the several underwriters named therein. The Underwriting Agreement contains customary conditions and agreements, including indemnification. The foregoing is qualified in its entirety by reference to the Underwriting Agreement, which is Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Company issued the Notes under an Indenture, dated as of March 15, 2005 (the “Base Indenture”), as previously supplemented and amended and as further supplemented and amended by a Supplemental Indenture No. 3 dated as of March 9, 2018 (the “Third Supplemental Indenture” and, together with the Base Indenture, as supplemented and amended, the “Indenture”), each between PNMR and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A., as ultimate successor to JPMorgan Chase Bank, N.A.), as trustee (the “Trustee”). Terms of the Indenture and the Notes issued pursuant to the Indenture are described in the section of the Prospectus Supplement entitled “DESCRIPTION OF THE SENIOR NOTES”, which is incorporated herein by reference. The foregoing is qualified in its entirety by reference to the Base Indenture and the Third Supplemental Indenture, which are Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The form of Note, which is included as part of the Third Supplemental Indenture, is attached hereto as Exhibit 4.3 and incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement.

The information required by Item 1.02 relating to the three-year unsecured term loan contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the issuance and sale of the Notes, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with, or incorporated by reference into, this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K); (ii) the Base Indenture and the Third Supplemental Indenture (Exhibits 4.1 and 4.2 to this Current Report on Form 8-K); (iii) the form of Note (Exhibit 4.3 to this Current Report on Form 8-K); (iv) the opinions of counsel with respect to the validity of the Notes being sold in the offering (Exhibits 5.1 and 5.2 to this Current Report on Form 8-K); and (v) certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.1 to this Current Report on Form 8-K)

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 7, 2018, between PNMR, Wells Fargo Securities, LLC and MUFG Securities Americas Inc., as representatives of the several underwriters named therein.
4.1
Indenture, dated as of March 15, 2005, between PNMR and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A., as ultimate successor to JPMorgan Chase Bank, N.A.), as trustee (Exhibit 10.2 to PNMR’s Current Report on Form 8-K filed March 31, 2005, incorporated by reference).

4.2	Supplemental Indenture No. 3, dated as of March 9, 2018, between PNMR and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A., as ultimate successor to JPMorgan Chase Bank, N.A.), as trustee.
4.3	Form of Note (included in Exhibit 4.2).
5.1	Opinion of Leonard D. Sanchez, Associate General Counsel, dated March 9, 2018, with respect to the validity of the 3.250% Senior Notes due 2021.
5.2	Opinion of Troutman Sanders LLP, dated March 9, 2018, with respect to the validity of the 3.250% Senior Notes due 2021.
23.1	Consent of Leonard D. Sanchez (included in Exhibit 5.1).
23.2	Consent of Troutman Sanders LLP (included in Exhibit 5.2).
99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Registration No. 333-223336).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: March 9, 2018	/s/ Joseph D. Tarry
Joseph D. Tarry
Vice President, Finance and Controller
(Officer duly authorized to sign this report)